                                                                    Exhibit 99.2

     CONTACT:
     Media Relations                                         Investor Relations
     Alan Bernheimer                                         Jenifer Kirtland
     Maxtor Corporation                                      Maxtor Corporation
     408-894-4233                                            408-324-7056


             MAXTOR CORPORATION REPORTS SECOND QUARTER 2004 RESULTS

MILPITAS, Calif., July 21, 2004 -- Maxtor Corporation (NYSE: MXO) today announced its financial results for the second quarter ended June 26, 2004. Revenue for the quarter was $818.3 million. The Company reported a net loss on a GAAP basis of $26.1 million, or $(0.11) per share. Included in the GAAP net loss was a charge of $5.1 million for the amortization of intangible assets. Also included in the quarter was income of $24.8 million from the settlement of a lawsuit brought by Maxtor against Koninklijke Philips Electronics N.V. related to a quality issue on a legacy Quantum product. On a non-GAAP basis, excluding the amortization charge and this income from the lawsuit settlement, Maxtor reported a net loss of $45.8 million, or $(0.19) per share. In the second quarter of 2003, revenue was $910.9 million. Net income on a GAAP basis was $6.2 million, or $0.03 per diluted share. The GAAP net income included a charge for the amortization of intangible assets and stock-based compensation expense, totaling $20.8 million. On a non-GAAP basis, excluding these charges, net income in the second quarter of 2003 was $27.0 million, or $0.11 per diluted share.

      "Our second quarter financial performance reflected extremely aggressive pricing during the quarter and a shortfall in our unit volume," said Paul Tufano, president and chief executive officer. "Pricing during the seasonally weak second quarter, especially on desktop drives, was very competitive, and our average selling price fell from $75 in the first quarter to $71 in the second. In addition, unit shipments were lower than anticipated, due to sluggish demand in the distribution channel and lost opportunity with a major OEM customer as we continued to work to revalidate and reengage on a specific product."

      Maxtor shipped 11.5 million hard drives in the second quarter, including 1,970,000 to consumer electronics OEMs. SCSI drive shipments totaled 634,000. The gross profit margin was 9.0%. Operating expenses on a non-GAAP basis were $113 million. "During the third quarter, we completed a reduction in force that affected approximately 450 positions," Mr. Tufano continued. "We believe that the headcount eliminations will put us on track to achieve a reduction in costs and expenses of approximately $60 million annually when they are fully realized by the end of the year."

ABOUT MAXTOR

Maxtor Corporation (www.maxtor.com) is one of the world's leading suppliers of information storage solutions. The Company has an expansive line of storage products for desktop computers, near-line storage, high-performance Intel-based servers, and consumer electronics. Maxtor has a reputation as a proven market leader built by consistently providing high-quality products and service and support for its customers. Maxtor and its products can be found at www.maxtor.com or by calling toll-free (800) 2-MAXTOR. Maxtor is traded on the NYSE under the MXO symbol.

This release contains forward-looking statements regarding our expectations associated with the impact of our reductions in force on our expected costs and expenses in future periods. These statements are based on current expectations and are subject to risks and uncertainties which could materially affect the Company's results, including, but not limited to, market demand for hard disk drives, qualification of the Company's products, market acceptance of the Company's products, the Company's ability to execute future development and production ramps and utilize manufacturing assets efficiently, changes in product and customer mix, the availability of components, pricing trends, actions by competitors, the ability of the Company to achieve the anticipated reduction in costs and expenses from headcount eliminations, international security and political stability, and general economic and industry conditions. These and other risk factors are contained in periodic reports filed with the SEC, including, but not limited to, the Form 10-K for fiscal 2003. Maxtor is under no obligation (and expressly disclaims any obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

CONFERENCE CALL

Maxtor has scheduled a conference call for analysts and investors today July 21, 2004, at 2:30 p.m. PT to discuss the second quarter 2004 results and to provide an outlook on the third quarter of 2004. Financial information to be discussed on the call will be available on the Company's website immediately prior to the commencement of the call. Additional information, including the reconciliation of the GAAP financial measures to the comparable non-GAAP financial measures discussed on the call are also posted on the Company's website in the Investor Relations section. The dial-in number for the live call is (800) 473-8796. The call will be webcast on the Company's site at www.maxtor.com. There will be a replay available shortly following the call through July 28, 2004. The dial-in number for the replay is (800) 252-6030, access code: 25054363.

                               MAXTOR CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                   (Unaudited)

                                                                                 June 26,        December 27,
                                                                                   2004             2003
                                                                                ----------        ----------
ASSETS

Current assets:
      Cash and cash equivalents                                                 $  387,667        $  530,816
      Restricted cash                                                               23,460            37,154
      Marketable securities                                                         63,674            44,543
      Restricted marketable securities                                              41,686            42,337
      Accounts receivable, net                                                     411,377           578,907
      Inventories                                                                  259,339           218,011
      Prepaid expenses and other                                                    37,174            38,301
                                                                                ----------        ----------
           Total current assets                                                  1,224,377         1,490,069

Property, plant and equipment, net                                                 367,668           342,679
Goodwill and other intangible assets, net                                          849,681           875,570
Other assets                                                                        34,348            13,908
                                                                                ----------        ----------
           Total assets                                                         $2,476,074        $2,722,226
                                                                                ==========        ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
      Short-term borrowings, including current portion of long-term debt        $   72,976        $   77,037
      Accounts payable                                                             620,669           730,056
      Accrued and other liabilities                                                322,451           454,388
      Liabilities of discontinued operations                                           692             1,487
                                                                                ----------        ----------
              Total current liabilities                                          1,016,788         1,262,968

Deferred taxes                                                                     196,455           196,455
Long-term debt, net of current portion                                             371,405           355,809
Other liabilities                                                                  179,291           186,485
                                                                                ----------        ----------
           Total liabilities                                                     1,763,939         2,001,717
Total stockholders' equity                                                         712,135           720,509
                                                                                ----------        ----------
           Total liabilities and stockholders' equity                           $2,476,074        $2,722,226
                                                                                ==========        ==========

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (In thousands except share and per share amounts)
                                  (Unaudited)

                                                          Three months ended                           Six months ended
                                                  -----------------------------------         -----------------------------------
                                                     June 26,              June 28,              June 26,            June 28,
                                                       2004                  2003                 2004                  2003
                                                  -------------         -------------         -------------         -------------
Net revenues                                      $     818,254         $     910,903         $   1,837,942         $   1,849,792
Cost of revenues                                        744,468               761,657             1,609,093             1,528,699
                                                  -------------         -------------         -------------         -------------
Gross profit                                             73,786               149,246               228,849               321,093

Operating expenses:
       Research and development                          80,615                84,218               165,385               170,879
       Selling, general and administrative               32,383                30,967                64,897                62,899
       Amortization of intangible assets                  5,053                20,562                25,889                41,124
                                                  -------------         -------------         -------------         -------------
             Total operating expenses                   118,051               135,747               256,171               274,902
                                                  -------------         -------------         -------------         -------------

Income (loss) from operations                           (44,265)               13,499               (27,322)               46,191

Interest expense                                         (7,364)               (8,325)              (16,196)              (13,747)
Interest income                                           1,082                 1,423                 2,370                 2,631
Other gain                                               24,766                    36                24,804                   243
                                                  -------------         -------------         -------------         -------------

Income (loss) before income taxes                       (25,781)                6,633               (16,344)               35,318
Provision for income taxes                                  317                   437                   591                 1,714
                                                  -------------         -------------         -------------         -------------
Net income (loss)                                 $     (26,098)        $       6,196         $     (16,935)        $      33,604
                                                  =============         =============         =============         =============

Net income (loss)  per share - basic              $       (0.11)        $        0.03         $       (0.07)        $        0.14

Net income (loss) per share - diluted             $       (0.11)        $        0.03         $       (0.07)        $        0.14

Shares used in per share calculation
             -basic                                 247,367,176           241,120,075           246,981,817           242,382,530
             -diluted                               247,367,176           245,259,831           246,981,817           245,999,915

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                  (Unaudited)

                                           Three months ended                                  Three months ended
                             ------------------------------------------------   ------------------------------------------------
                                  GAAP                            Non-GAAP          GAAP                            Non-GAAP
                                June 26,       Non-GAAP            June 26,        June 28,       Non-GAAP           June 28,
                                  2004        Adjustments            2004           2003         Adjustments           2003
                             -------------   -------------      -------------   -------------   -------------      -------------
Net revenues                 $     818,254   $          --      $     818,254   $     910,903   $          --      $     910,903
Cost of revenues                   744,468              --            744,468         761,657             (21)(1)        761,636
                             -------------   -------------      -------------   -------------   -------------      -------------
Gross profit                        73,786              --             73,786         149,246              21            149,267

Operating expenses:
  Research and development          80,615              --             80,615          84,218            (136)(1)         84,082
  Selling, general and
   administrative                   32,383              --             32,383          30,967             (66)(1)         30,901
  Amortization of
   intangible assets                 5,053          (5,053)(2)             --          20,562         (20,562)(3)             --
                             -------------   -------------      -------------   -------------   -------------      -------------
    Total operating
     expenses                      118,051          (5,053)           112,998         135,747         (20,764)           114,983
                             -------------   -------------      -------------   -------------   -------------      -------------

Income (loss) from
 operations                        (44,265)          5,053            (39,212)         13,499          20,785             34,284

Interest expense                    (7,364)             --             (7,364)         (8,325)             --             (8,325)
Interest income                      1,082              --              1,082           1,423              --              1,423
Other gain                          24,766         (24,750)(4)             16              36              --                 36
                             -------------   -------------      -------------   -------------   -------------      -------------

Income (loss) before income
 taxes                             (25,781)        (19,697)           (45,478)          6,633          20,785             27,418
Provision for income taxes             317              --                317             437              --                437
                             -------------   -------------      -------------   -------------   -------------      -------------
Net income (loss)            $     (26,098)  $     (19,697)     $     (45,795)  $       6,196   $      20,785      $      26,981
                             =============   =============      =============   =============   =============      =============


Net income (loss) per share
 - basic                     $       (0.11)                     $       (0.19)  $        0.03                      $        0.11

Net income (loss) per share
 - diluted                   $       (0.11)                     $       (0.19)  $        0.03                      $        0.11


Shares used in per share
 calculation
    -basic                     247,367,176                        247,367,176     241,120,075                        241,120,075
    -diluted                   247,367,176                        247,367,176     245,259,831                        245,259,831


(1) Amounts reflect stock based compensation related to the acquisition of the Quantum HDD business of $0.2 million.

(2)   Amount reflects amortization of intangible assets of $5.1 million.

(3)   Amount reflects amortization of intangible assets of $20.6 million.

(4) Amount reflects Koninklijke Philips Electronics N.V. litigation settlement of $24.8 million.

                               MAXTOR CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands, except share and per share amounts)
                                  (Unaudited)

                                             Six months ended                             Six months ended
                            ------------------------------------------------   -----------------------------------------------
                                  GAAP                            Non-GAAP         GAAP                               Non-GAAP
                                June 26,       Non-GAAP            June 26,       June 28,       Non-GAAP             June 28,
                                  2004       Adjustments            2004           2003        Adjustments               2003
                            -------------   -------------      -------------   -------------   -------------      -------------
Net revenues                $   1,837,942   $          --      $   1,837,942       1,849,792   $          --      $   1,849,792
Cost of revenues                1,609,093              (9)(1)      1,609,084       1,528,699             (42)(2)      1,528,657
                            -------------   -------------      -------------   -------------   -------------      -------------

Gross profit                      228,849               9            228,858         321,093              42            321,135

Operating expenses:
  Research and development        165,385             (75)(1)        165,310         170,879            (322)(2)        170,557
  Selling, general and
   administrative                  64,897             (27)(1)         64,870          62,899            (132)(2)         62,767
  Amortization of
   intangible assets               25,889         (25,889)(3)             --          41,124         (41,124)(4)             --
                            -------------   -------------      -------------   -------------   -------------      -------------
     Total operating
      expenses                    256,171         (25,991)           230,180         274,902         (41,578)           233,324
                            -------------   -------------      -------------   -------------   -------------      -------------


Income (loss) from
  operations                      (27,322)         26,000             (1,322)         46,191          41,620             87,811

Interest expense                  (16,196)             --            (16,196)        (13,747)             --            (13,747)
Interest income                     2,370                              2,370           2,631              --              2,631
Other gain                         24,804         (24,750)(5)             54             243              --                243
                            -------------   -------------      -------------   -------------   -------------      -------------


Income (loss) before
 income taxes                     (16,344)          1,250            (15,094)         35,318          41,620             76,938
Provision for income taxes            591              --                591           1,714              --              1,714
                            -------------   -------------      -------------   -------------   -------------      -------------



Net income (loss)           $     (16,935)  $       1,250      $     (15,685)  $      33,604   $      41,620      $      75,224
                            =============   =============      =============   =============   =============      =============



Net income (loss) per
 share - basic              $       (0.07)                     $       (0.06)  $        0.14                      $        0.31

Net income (loss) per
 share - diluted            $       (0.07)                     $       (0.06)  $        0.14                      $        0.31


Shares used in per share
 calculation
     -basic                   246,981,817                        246,981,817     242,382,530                        242,382,530
     -diluted                 246,981,817                        246,981,817     245,999,915                        245,999,915



(1) Amounts reflect stock-based compensation related to the acquisition of the Quantum HDD business of $0.1 million.

(2) Amounts reflect stock based compensation related to the acquisition of the Quantum HDD business of $0.5 million.

(3)   Amount reflects amortization of intangible assets of $25.9 million.

(4)   Amount reflects amortization of intangible assets of $41.1 million.

(5) Amount reflects Koninklijke Philips Electronics N.V. litigation settlement of $24.8 million.